Exhibit 99.2

In the first quarter of fiscal 2018, McKesson Corporation (“McKesson,” the “Company,” or “we” and other similar pronouns) updated its definition of Adjusted Earnings (Non-GAAP) to provide better clarity on its operating performance as a result of recent strategic changes and underlying growth. The amended definition aligns closely with the definition used by others in our industry and how we internally manage the enterprise. The amended definition became effective in the first quarter of fiscal 2018.

Accordingly, the Company is providing investors the following supplemental recast presentation of Adjusted Earnings (Non-GAAP) for fiscal years ended March 31, 2011 through March 31, 2016 to reflect the amended definition. No changes were made to our previously reported GAAP results.

Exhibit I: provides a reconciliation of recast Adjusted Earnings per share (Non-GAAP) for our annual results of fiscal years 2011 - 2016.

Exhibit II: provides a reconciliation of certain line items from the Company’s previously reported GAAP Condensed Consolidated Statement of Operations to Adjusted Earnings (Non-GAAP) recast for our annual results of fiscal years 2011 - 2016.

Exhibit III: provides a reconciliation of the Company’s previously reported GAAP segment financial results to Adjusted Earnings (Non-GAAP) recast for our annual results of fiscal years 2011 - 2016.

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SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION

In an effort to provide investors with additional information regarding the Company’s financial results as determined by generally accepted accounting principles (“GAAP”), McKesson also presents the following Non-GAAP measures in this document. The Company believes the presentation of Non-GAAP measures provides useful supplemental information to investors with regard to its operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Non-GAAP measures assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Non-GAAP measures used in the press tables may be defined and calculated differently by other companies in the same industry.

•	Adjusted Earnings (Non-GAAP): We define Adjusted Earnings as GAAP income from continuing operations attributable to McKesson, excluding amortization of acquisition-related intangibles, acquisition-related expenses and adjustments, Last-In-First-Out (“LIFO”) inventory-related adjustments, gains from antitrust legal settlements, restructuring charges, other adjustments as well as the related income tax effects for each of these items, as applicable. The Company evaluates its definition of Adjusted Earnings on a periodic basis and updates the definition from time to time. The evaluation considers both the quantitative and qualitative aspects of the Company’s presentation of Adjusted Earnings. A recast reconciliation of McKesson’s previously reported GAAP financial results to Adjusted Earnings (Non-GAAP) is provided in Exhibit I, II and III included in this document.

Amortization of acquisition-related intangibles - Amortization expenses of intangible assets acquired in business combinations and/or created in the formation of joint ventures and equity method investments.

Acquisition-related expenses and adjustments - Transaction, integration and other expenses that are directly related to business combinations, the formation of joint ventures and the Healthcare Technology Net Asset Exchange. Examples include transaction closing costs, professional service fees, legal fees, restructuring or severance charges, retention payments and employee relocation expenses, facility or other exit-related expenses, certain fair value adjustments including deferred revenues, contingent consideration and inventory, recoveries of acquisition-related expenses or post-closing expenses, bridge loan fees, gains or losses related to foreign currency contracts entered into directly due to acquisitions, gains or losses on business combinations, and gain on the Healthcare Technology Net Asset Exchange.

LIFO inventory-related adjustments - LIFO inventory-related non-cash expense or credit adjustments.

Gains from antitrust legal settlements - Net cash proceeds representing the Company’s share of antitrust lawsuit settlements.

Restructuring charges - Non-acquisition related restructuring charges that are incurred for significant programs in which we change our operations, the scope of a business undertaken by our business units, or the manner in which that business is conducted. Such charges may include employee severance, retention bonuses, facility closure or consolidation costs, lease or contract termination costs, asset impairments, accelerated depreciation and amortization, and other related expenses. The restructuring programs may be implemented due to the sale or discontinuation of a product line, reorganization or management structure changes, headcount rationalization, realignment of operations or products, and/or company-wide cost saving initiatives. The amount and/or frequency of these restructuring charges are not part of our underlying business, which includes normal levels of reinvestment in the business. Any credit adjustments due to subsequent changes in estimates are also excluded.

Other adjustments - The Company evaluates the nature and significance of transactions qualitatively and quantitatively on an individual basis and may include them in the determination of our Adjusted Earnings from time to time. While not all-inclusive, other adjustments may include: gains or losses from divestitures of businesses that do not qualify as discontinued operations and from dispositions of assets; asset impairments; adjustments to claim and litigation reserves for estimated probable losses; and other similar substantive and/or unusual items as deemed appropriate.

Income taxes on Adjusted Earnings are calculated in accordance with Accounting Standards Codification (“ASC”) 740, “Income Taxes,” which is the same accounting principle used by the Company when presenting its GAAP financial results.

Additionally, our equity method investments’ financial results are adjusted for the above noted items.

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SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION (continued)

•	Constant Currency (Non-GAAP): To present our financial results on a constant currency basis, we convert current year period results of our operations in foreign countries, which are recorded in local currencies, into U.S. dollars by applying the average foreign currency exchange rates of the comparable prior year period. To present Adjusted Earnings per diluted share on a constant currency basis, we estimate the impact of foreign currency rate fluctuations on the Company’s noncontrolling interests and adjusted income tax expense, which may vary from quarter to quarter. No constant currency information is provided in this document.

•	Adjusted Operating Profit Margin Excluding Noncontrolling Interests (Non-GAAP): The Company has arrangements involving third-party noncontrolling interests. As a result, our pre-tax results are affected by the portion of pre-tax earnings attributable to noncontrolling interests. To provide additional useful information to investors, we present adjusted operating profit margin excluding noncontrolling interests for our Distribution Solutions segment. We believe such information provides a framework for assessing how our business performed excluding the effect of pre-tax earnings that is not attributable to McKesson. We calculate adjusted operating profit excluding noncontrolling interests by removing pre-tax earnings attributable to noncontrolling interests from adjusted operating profit (Non-GAAP). Adjusted operating profit margin excluding noncontrolling interests is calculated by dividing the adjusted operating profit excluding noncontrolling interests with the applicable segment’s revenues. No adjusted operating profit margin excluding noncontrolling interests is provided in this document.

The Company internally uses Non-GAAP financial measures in connection with its own financial planning and reporting processes. Specifically, Adjusted Earnings serves as one of the measures management utilizes when allocating resources, deploying capital and assessing business performance and employee incentive compensation. The Company conducts its business worldwide in local currencies, including Euro, British pound sterling and Canadian dollars. As a result, the comparability of our results reported in U.S. dollars can be affected by changes in foreign currency exchange rates. We present constant currency information to provide a framework for assessing how our business performed excluding the estimated effect of foreign currency exchange rate fluctuations. In addition, the Company has arrangements involving third party noncontrolling interests. As a result, our pre-tax results are affected by the portion of pre-tax earnings attributable to noncontrolling interests. We present adjusted operating profit margin excluding noncontrolling interests to provide a framework for assessing how our business performed excluding the effect of net income that is not attributable to McKesson. Nonetheless, Non-GAAP financial results and related measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.

Exhibit I

McKESSON CORPORATION

GAAP EARNINGS PER SHARE AND

RECONCILIATION OF ADJUSTED EARNINGS PER SHARE (ADJUSTED EPS, NON-GAAP) RECAST

FOR FISCAL YEAR 2011 - 2016

(unaudited)

The following are supplemental presentation of Adjusted Earnings (Non-GAAP) recast for fiscal years 2011 - 2016 reflecting the amended definition of Adjusted Earnings (Non-GAAP). No changes were made to our previously reported GAAP results.

	Years Ended
	March 31, 2011	March 31, 2012	March 31, 2013	March 31, 2014	March 31, 2015	March 31, 2016
GAAP EPS	$4.17	$5.56	$5.69	$6.08	$7.54	$9.84
Adjusted EPS, as previously reported	$5.19	$6.35	$6.45	$8.60	$11.11	$12.08
Acquisition-Related Expenses and Adjustments (a)	—	—	—	0.15	—	—
Reclassification of “Claim and Litigation Reserve Adjustments” to “Other Adjustments, Net”	(0.57)	(0.24)	(0.19)	(0.23)	(0.64)	—
Gains from Antitrust Legal Settlements	(0.12)	—	(0.11)	(0.10)	(0.01)	(0.20)
Restructuring Charges, Net	0.18	0.10	0.12	0.13	—	0.80
Other Adjustments, Net
Gains on Business Dispositions (b)	—	—	—	—	—	(0.29)
Asset Impairments (c)	—	—	0.76	—	—	—
Claim and Litigation Reserve Adjustments	0.57	0.24	0.19	0.23	0.64	—
Other (d)	—	—	—	—	0.11	—

Adjusted EPS, as recast (e)	$5.25	$6.45	$7.22	$8.78	$11.21	$12.39

(a)	Acquisition-Related Expenses and Adjustments include $0.15 of adjusted earnings per diluted share relating to the reversal of a step-up to fair value of Celesio A.G.’s inventory at the date of acquisition.
(b)	Gains on Business Dispositions include $0.29 of adjusted earnings per diluted share relating to the 2016 sales of our ZEE Medical business within our Distribution Solutions segment and our nurse triage business within our Technology Solutions segment.
(c)	Asset Impairments include $0.76 of adjusted earnings per diluted share relating to the 2013 goodwill impairment charge within our Technology Solutions segment and equity investment impairment charge relating to Nadro S.A. de C.V., a pharmaceutical distributor in Mexico within our Distribution Solutions segment.
(d)	Other includes $0.11 of adjusted earnings per diluted share relating to the 2015 reclassification of a portion of our International Technology business, previously recorded in discontinued operations, to continuing operations within our Technology Solutions segment.
(e)	Certain computations may reflect rounding adjustments.

Exhibit II

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McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP) RECAST

FOR FISCAL 2011 - 2016

(unaudited)

(in millions)

The following are supplemental presentation of Adjusted Earnings (Non-GAAP) recast for fiscal years 2011 - 2016 reflecting the amended definition of Adjusted Earnings (Non-GAAP). No changes were made to our previously reported GAAP results.

	Year Ended March 31, 2016
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition- Related Expenses and Adjustments	LIFO Inventory- Related Adjustments	Gains from Antitrust Legal Settlements	Restructuring Charges, Net	Other Adjustments, Net	As Recast Adjusted Earnings (Non-GAAP)

Gross profit	$11,416	$7	$—	$244	$(76)	$47	$—	$11,638

Operating expenses	$(7,871)	$423	$110	$—	$—	$210	$(103)	$(7,231)

Other income, net	$58	$1	$4	$—	$—	$—	$—	$63

Income from continuing operations before income taxes	$3,250	$431	$114	$244	$(76)	$257	$(103)	$4,117

Income tax expense	$(908)	$(136)	$(36)	$(95)	$30	$(71)	$36	$(1,180)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$2,290	$295	$78	$149	$(46)	$186	$(67)	$2,885

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$9.84	$1.27	$0.34	$0.63	$(0.20)	$0.80	$(0.29)	$12.39

Diluted weighted average common shares	233	233	233	233	233	233	233	233

	Year Ended March 31, 2015
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition- Related Expenses and Adjustments	LIFO Inventory- Related Adjustments	Gains from Antitrust Legal Settlements	Restructuring Charges, Net	Other Adjustments, Net	As Recast Adjusted Earnings (Non-GAAP)

Gross profit	$11,411	$9	$1	$337	$(3)	$—	$32	$11,787

Operating expenses	$(8,443)	$483	$223	$—	$—	$—	$152	$(7,585)

Other income, net	$63	$2	$—	$—	$—	$—	$—	$65

Income from continuing operations before income taxes	$2,657	$494	$224	$337	$(3)	$—	$184	$3,893

Income tax expense	$(815)	$(157)	$(78)	$(131)	$1	$—	$(7)	$(1,187)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,775	$337	$146	$206	$(2)	$—	$177	$2,639

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$7.54	$1.43	$0.63	$0.87	$(0.01)	$—	$0.75	$11.21

Diluted weighted average common shares	235	235	235	235	235	235	235	235

(a)	Certain computations may reflect rounding adjustments.

Exhibit II

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	Year Ended March 31, 2014
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition- Related Expenses and Adjustments	LIFO Inventory- Related Adjustments	Gains from Antitrust Legal Settlements	Restructuring Charges, Net	Other Adjustments, Net	As Recast Adjusted Earnings (Non-GAAP)
Gross profit	$8,352	$11	$53	$311	$(37)	$34	$—	$8,724

Operating expenses	$(5,913)	$308	$155	$—	$—	$16	$68	$(5,366)

Other income, net	$32	$—	$14	$—	$—	$—	$—	$46

Income from continuing operations before income taxes	$2,171	$319	$268	$311	$(37)	$50	$68	$3,150

Income tax expense	$(757)	$(115)	$(84)	$(121)	$14	$(19)	$(15)	$(1,097)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,419	$197	$182	$190	$(23)	$31	$53	$2,049

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$6.08	$0.85	$0.78	$0.81	$(0.10)	$0.13	$0.23	$8.78

Diluted weighted average common shares	233	233	233	233	233	233	233	233

	Year Ended March 31, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition- Related Expenses and Adjustments	LIFO Inventory- Related Adjustments	Gains from Antitrust Legal Settlements	Restructuring Charges, Net	Other Adjustments, Net	As Recast Adjusted Earnings (Non-GAAP)
Gross profit	$6,881	$13	$—	$13	$(44)	$9	$10	$6,882

Operating expenses	$(4,534)	$196	$(10)	$—	$—	$34	$108	$(4,206)

Other income, net	$(157)	$—	$—	$—	$—	$—	$191	$34

Income from continuing operations before income taxes	$1,950	$209	$1	$13	$(44)	$43	$309	$2,481

Income tax expense	$(587)	$(76)	$(6)	$(5)	$17	$(14)	$(81)	$(752)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,363	$133	$(5)	$8	$(27)	$29	$228	$1,729

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$5.69	$0.56	$(0.02)	$0.03	$(0.11)	$0.12	$0.95	$7.22

Diluted weighted average common shares	239	239	239	239	239	239	239	239

(a)	Certain computations may reflect rounding adjustments.

Exhibit II

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	Year Ended March 31, 2012
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition- Related Expenses and Adjustments	LIFO Inventory- Related Adjustments	Gains from Antitrust Legal Settlements	Restructuring Charges, Net	Other Adjustments, Net	As Recast Adjusted Earnings (Non-GAAP)
Gross profit	$6,435	$17	$—	$11	$—	$17	$—	$6,480

Operating expenses	$(4,289)	$167	$26	$—	$—	$23	$149	$(3,924)

Other income, net	$20	$—	$—	$—	$—	$—	$—	$20

Income from continuing operations before income taxes	$1,915	$184	$26	$11	$—	$40	$149	$2,325

Income tax expense	$(521)	$(71)	$(10)	$(4)	$—	$(16)	$(89)	$(711)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,394	$113	$16	$7	$—	$24	$60	$1,614

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$5.56	$0.45	$0.07	$0.03	$—	$0.10	$0.24	$6.45

Diluted weighted average common shares	251	251	251	251	251	251	251	251

	Year Ended March 31, 2011
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition- Related Expenses and Adjustments	LIFO Inventory- Related Adjustments	Gains from Antitrust Legal Settlements	Restructuring Charges, Net	Other Adjustments, Net	As Recast Adjusted Earnings (Non-GAAP)
Gross profit	$5,828	$16	$—	$3	$(51)	$72	$—	$5,868

Operating expenses	$(4,041)	$115	$43	$—	$—	$—	$213	$(3,670)

Other income, net	$35	$—	$(16)	$—	$—	$—	$—	$19

Income from continuing operations before income taxes	$1,600	$131	$52	$3	$(51)	$72	$213	$2,020

Income tax expense	$(503)	$(51)	$(16)	$(1)	$20	$(24)	$(64)	$(639)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,097	$80	$36	$2	$(31)	$48	$149	$1,381

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$4.17	$0.30	$0.14	$0.01	$(0.12)	$0.18	$0.57	$5.25

Diluted weighted average common shares	263	263	263	263	263	263	263	263

(a)	Certain computations may reflect rounding adjustments.

Exhibit III

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McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP) RECAST

FOR FISCAL 2011 - 2016

(unaudited)

(in millions)

The following are supplemental presentation of Adjusted Earnings (Non-GAAP) recast for fiscal years 2011 - 2016 reflecting the amended definition of Adjusted Earnings (Non-GAAP). No changes were made to our previously reported GAAP results.

	Year Ended March 31, 2016			Year Ended March 31, 2015			Year Ended March 31, 2014
	As Reported (GAAP)	Adjustments	As Recast Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	As Recast Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	As Recast Adjusted Earnings (Non-GAAP)
REVENUES
Distribution Solutions
North America pharmaceutical distribution & services	$158,469	$—	$158,469	$143,711	$—	$143,711	$123,929	$—	$123,929
International pharmaceutical distribution & services	23,497	—	23,497	26,358	—	26,358	4,485	—	4,485
Medical-Surgical distribution & services	6,033	—	6,033	5,907	—	5,907	5,648	—	5,648
Total Distribution Solutions	187,999	—	187,999	175,976	—	175,976	134,062	—	134,062
Technology Solutions - Products and Services	2,885	—	2,885	3,069	—	3,069	3,330	—	3,330
Revenues	$190,884	$—	$190,884	$179,045	$—	$179,045	$137,392	$—	$137,392
GROSS PROFIT
Distribution Solutions	$9,948	$174	$10,122	$9,937	$336	$10,273	$6,745	$325	$7,070
Technology Solutions	1,468	48	1,516	1,474	40	1,514	1,607	47	1,654
Gross profit	$11,416	$222	$11,638	$11,411	$376	$11,787	$8,352	$372	$8,724
OPERATING EXPENSES
Distribution Solutions	$(6,436)	$601	$(5,835)	$(6,938)	$803	$(6,135)	$(4,301)	$443	$(3,858)
Technology Solutions	(951)	20	(931)	(1,039)	42	(997)	(1,161)	83	(1,078)
Corporate	(484)	19	(465)	(466)	13	(453)	(451)	21	(430)
Operating expenses	$(7,871)	$640	$(7,231)	$(8,443)	$858	$(7,585)	$(5,913)	$547	$(5,366)
OTHER INCOME, NET
Distribution Solutions	$41	$5	$46	$48	$2	$50	$28	$—	$28
Technology Solutions	2	—	2	3	—	3	2	—	2
Corporate	15	—	15	12	—	12	2	14	16
Other income, net	$58	$5	$63	$63	$2	$65	$32	$14	$46
IMPAIRMENT OF AN EQUITY INVESTMENT - Distribution Solutions	$—	$—	$—	$—	$—	$—	$—	$—	$—
OPERATING PROFIT
Distribution Solutions	$3,553	$780	$4,333	$3,047	$1,141	$4,188	$2,472	$768	$3,240
Technology Solutions	519	68	587	438	82	520	448	130	578
Operating profit	4,072	848	4,920	3,485	1,223	4,708	2,920	898	3,818
Corporate	(469)	19	(450)	(454)	13	(441)	(449)	35	(414)
Income from continuing operations before interest expense and income taxes	$3,603	$867	$4,470	$3,031	$1,236	$4,267	$2,471	$933	$3,404
STATISTICS
Operating profit as a % of revenues
Distribution Solutions	1.89%		2.30%	1.73%		2.38%	1.84%		2.42%
Technology Solutions	17.99		20.35	14.27		16.94	13.45		17.36

Exhibit III

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	Year Ended March 31, 2013			Year Ended March 31, 2012			Year Ended March 31, 2011
	As Reported (GAAP)	Adjustments	As Recast Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	As Recast Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	As Recast Adjusted Earnings (Non-GAAP)
REVENUES
Distribution Solutions
North America pharmaceutical distribution & services	$115,443	$—	$115,443	$116,279	$—	$116,279	$105,969	$—	$105,969
International pharmaceutical distribution & services	—	—	—	—	—	—	—	—	—
Medical-Surgical distribution & services	3,603	—	3,603	3,145	—	3,145	2,920	—	2,920
Total Distribution Solutions	119,046	—	119,046	119,424	—	119,424	108,889	—	108,889
Technology Solutions - Products and Services	3,150	—	3,150	3,029	—	3,029	2,915	—	2,915
Revenues	$122,196	$—	$122,196	$122,453	$—	$122,453	$111,804	$—	$111,804
GROSS PROFIT
Distribution Solutions	$5,435	$(27)	$5,408	$5,057	$12	$5,069	$4,565	$(48)	$4,517
Technology Solutions	1,446	28	1,474	1,378	33	1,411	1,263	88	1,351
Gross profit	$6,881	$1	$6,882	$6,435	$45	$6,480	$5,828	$40	$5,868
OPERATING EXPENSES
Distribution Solutions	$(3,068)	$290	$(2,778)	$(2,854)	$299	$(2,555)	$(2,673)	$324	$(2,349)
Technology Solutions	(1,120)	101	(1,019)	(1,022)	65	(957)	(1,000)	45	(955)
Corporate	(346)	(63)	(409)	(413)	1	(412)	(368)	2	(366)
Operating expenses	$(4,534)	$328	$(4,206)	$(4,289)	$365	$(3,924)	$(4,041)	$371	$(3,670)
OTHER INCOME, NET
Distribution Solutions	$19	$—	$19	$16	$—	$16	$5	$—	$5
Technology Solutions	4	—	4	4	—	4	3	—	3
Corporate	11	—	11	—	—	—	27	(16)	11
Other income, net	$34	$—	$34	$20	$—	$20	$35	$(16)	$19
IMPAIRMENT OF AN EQUITY INVESTMENT - Distribution Solutions	$(191)	$191	$—	$—	$—	$—	$—	$—	$—
OPERATING PROFIT
Distribution Solutions	$2,195	$454	$2,649	$2,219	$311	$2,530	$1,897	$276	$2,173
Technology Solutions	330	129	459	360	98	458	266	133	399
Operating profit	2,525	583	3,108	2,579	409	2,988	2,163	409	2,572
Corporate	(335)	(63)	(398)	(413)	1	(412)	(341)	(14)	(355)
Income from continuing operations before interest expense and income taxes	$2,190	$520	$2,710	$2,166	$410	$2,576	$1,822	$395	$2,217
STATISTICS
Operating profit as a % of revenues
Distribution Solutions	1.84%		2.23%	1.86%		2.12%	1.74%		2.00%
Technology Solutions	10.48		14.57	11.89		15.12	9.13		13.69